Exhibit 10.4.2

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT						1. CONTRACT ID CODE		PAGE OF PAGES
								1	7

2.	AMENDMENT/MODIFICATION NO.			3. EFFECTIVE DATE	4.	REQUISITION/PURCHASE REQ. NO.	5.	PROJECT NO. (If applicable)
		0008		06/29/2006

6.	ISSUED BY		CODE	00001	7.	ADMINISTERED BY (If other than Item 6)		CODE

FCC /Contracts and Purchasing Center
445 12th St., SW,
Washington, DC 20554

8.	NAME AND ADDRESS OF CONTRACTOR (No., street, county, State, and Zip Code)					(x)	9A. AMENDMENT OF SOLICITATION NO.

Neustar, Inc.
9B. DATED (SEE ITEM 11)
46000 Center Oak Plaza
10A. MODIFICATION OF CONTRACT/ORDER NO.
	Sterling, VA 20166					(X)	CON03000016

						(X)	10B. DATED (SEE ITEM 13)

CODE		FACILITY CODE

	11.	THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

[  ] The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers [  ] is extended, [  ] is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning                      copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or
(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.	ACCOUNTING AND APPROPRIATION DATA (If required)
No Funding Information

		13.	THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS,
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual Agreement of the Parties

	X	D. OTHER (Specify type of modification and authority)
43.103(a), Mutual Agreement; FAR 1.6, “Authority of the Contracting Officer”

E.	IMPORTANT: Contractor [ ] is not, [X] is required to sign this document and return 1 copies to the issuing office.

14.	DESCRIPTION of AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this no additional cost modification is to remove from the Contract the Clause entitled “Security and Suitability Assessment” and replace it with and incorporate into the Contract, Clause H.9, “Suitability and Security Processing”. Accordingly, see attached Clause H.9 and FCC Forms A-200 and A-600.

15A.	NAME AND TITLE OF SIGNER (Type or print)			16A.	NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Wilma Mooney
Joseph F. Franlin

15B.	CONTRACTOR/OFFEROR	15C.	DATE SIGNED	16B.	UNITED STATES OF AMERICA	16C.	DATE SIGNED

	/s/ Joseph F. Franlin		7/5/06	BY	/s/ Wilma S. Mooney	7/10/06

(Signature of person authorized to sign)					(Signature of Contracting Officer)

NSN 7540-01-152-8070				30-105		STANDARD FORM 30 (Rev. 10-83)
PREVIOUS EDITION UNUSABLE						Prescribed by GSA
FAR (48 CFR) 53.243

LINE ITEM	Document Number	Title	Page
SUMMARY	CON03000016/0008	NANP Administrator	2 of 7

Line Item	Delivery Date	Unit of
Number	Description	(Start date to End date)	Quantity	Issue	Unit Price	Total Cost

Questions may be addressed to Tony Wimbush @ anthony.wimbush@fcc.gov.

No Changed Line Item Fields

Previous Total:
Modification Total:
Grand Total:

Contract No. CONO3000016
Modification No. Eight (8)

Clause H.7, Suitability and Security Processing
1. General
     (a) All contract personnel are subjected to background investigations for the purpose of suitability determinations. Based on their proposed duties, some contract personnel may also be required to have security clearance determinations. No contract personnel may be assigned to work on the contract without a favorable initial review of the OF 306, Declaration for Federal Employment (http://www.opm.gov/forms/pdf_fill/of0306.pdf) or a written waiver from the FCC Security Operations Center (SOC).
     (b) Suitability, waiver, and security clearance determination investigations are currently conducted through the FCC Security Operations Center (202- 418-7884). The individual contract employee will be provided with a review process before a final adverse determination is made. The FCC requires that any contract personnel found not suitable, or who has a waiver cancelled, or is denied a security clearance, be removed by the contractor during the same business day that the determination is made.
     (c) If the contract personnel is re-assigned and the new position is determined to require a higher level of risk suitability than the contract personnel currently holds, the individual may be assigned to such position while the determination is reached by the SOC. A new A-600 shall be necessary for the new position.
     (d) Contract personnel working as temporary hires (for ninety (90) days or less) must complete and receive a favorable initial review of the OF 306 and complete the contract personnel section of the FCC Form A-600, FCC Contractor Record Form.” If during the term of their employment they will have access to any FCC network application, they must also complete and sign the FCC Form A-200, FCC Computer System Application Access Form.
2. At Time of Contract Award
     (a) The FCC Security Operations Center must receive the completed, signed OF 306 for all proposed contractor employees at the time of contract award. Resumes for all personnel proposed for assignment on the contract should be provided to the Security Office prior to the time of in-take processing (see below, 2.3.2). The FCC Security Operations Center requires up to five

Contract No. CONO3000016
Modification No. Eight (8)

(5) working days (from the date they are received) to process the OF 306 before any employee is allowed to begin work on the contract. A written waiver from the SOC may be obtained in special circumstances.
All contract personnel, regardless of task description, must complete this form. Without an approved, completed OF 306 on file at the SOC, no contractor employee may begin work. An approved OF 306 is one that has passed initial review by the SOC. During the course of the SOC review of the OF 306, the contract personnel may be interviewed by SOC staff regarding information on their OF 306.
     (b) In addition, the Contractor is responsible for submission of completed, signed computer security forms for each employee prior to that person beginning work on the contract (See Appendix No. 3, FCC Instruction 1479.1, FCC Computer Security Program Directive and sample forms.) These forms should be submitted to the FCC Computer Security Office.
     (c) The COTR shall begin processing their section of the FCC Contract Personnel Record (FCC Form A-600) at this time. This form, with the COTR and CO portions completed, will be distributed at the time of contract award and must be submitted to the SOC within ten (10) working days.
     (d) The Office of Personnel Management (OPM) will issue a Certificate of Investigation (CIN) following the appropriate background investigation. The SOC notifies the CO and COTR and contract personnel who have received a favorable adjudication so they may receive their permanent access credential.
3. IDENTITY PROOFING, REGISTRATION AND CHECKOUT REQUIREMENTS
          3.1 Locator and Information Services Tracking (LIST) Registration
The Security Operations Center maintains a Locator and Information Services Tracking (LIST) database, containing information for all Commission and contract employee personnel, regardless of work location.
The contract employee’s FCC Form A-600, FCC Contractor Record Form” captures the information for data entry into the LIST system.

Contract No. CONO3000016
Modification No. Eight (8)

          3.2 Intake Processing
     (a) Following the processing of the OF 306 and an initial favorable suitability determination, (unless otherwise waived) the contract personnel shall report to the FCC for identity verification and access badge issuance on their first scheduled workday.
     (b) All new contract personnel must be escorted to the SOC by either the CO or COTR responsible for the contract. At this time the contractor personnel must present two forms of identification; one of which must be a picture ID issued by a state, or the Federal, government. The other piece of identification should be the original of one of the following:
U.S. Passport (unexpired or expired)
Certificate of U.S. Citizenship (Form N-560 or N-561)
Certificate of Naturalization (Form N-550 or N-570)
School ID
Voter’s registration card
U.S. Military card
Military dependent’s ID card
U.S. Coast Guard Merchant Mariner card
Native American Tribal document
U.S. Social Security card
Certification of Birth Abroad, (Form FS-545 or Form DS-1350)
Original or certified copy of a birth certificate, bearing an official seal
     (c) After identity verification, the individual shall complete the Fingerprint Card form, FD 258, the Fair Credit Report Act form, and be photographed and issued the appropriate access badge.
     (d) At this time the contract employee will be given one of the following forms, based on the security risk designation for the proposed support classification/position, to complete and return to the SOC within seven (7) business days:
(i)	Low Risk Positions - SF 85, Questionnaire for Non-Sensitive Positions

(ii)	Moderate Risk Positions - SF 85-P, Questionnaire for Public Trust Positions

(iii)	High Risk Positions/Secret or Top Secret Security Clearances - Standard Form (SF) 86, Questionnaire for Sensitive Positions

Contract No. CONO3000016
Modification No. Eight (8)

     (e) For any contract employee whose name is provided to the Commission for security investigation at (ii) or (iii) level, who subsequently leaves the subject contract, due to Contractor or contract employee decision, within the first year, the Contractor shall reimburse the Commission for the cost of the investigation. If the contract or task order is scheduled for completion in under one year and the contract employee for whom a security investigation has been done leaves prior to the work being done, the Contractor and SOC shall agree on a pro-rated amount for reimbursement. The cost may range from approximately $400.00 (moderate risk) to $3,000.00 (high risk). The Contractor will be provided a copy of the investigation invoice with the reimbursement request.
          3.3. Monthly Contractor Personnel Reports
The monthly report verifying contract personnel working at the FCC is a crucial element in the agency’s compliance with Homeland Security Presidential Directive (HSPD) 12. Accurate and timely reporting are required as part of the ongoing access control efforts as mandated by HSPD-12 and implementing directives.
     (a) The Contractor’s Program Manager shall submit a contract personnel list to the SOC on the first working day of each month. This report shall be identified by the contract name and FCC number, and shall list all the contract employees working at the FCC in the immediately previous month.
     (b) The report shall highlight or list in some way those individuals who are no longer employed by the Contractor or who are no longer working on the subject contract. As well, any additional contract personnel who have been successfully processed for work on the contract since the previous report shall also be noted.
     (c) The report may be delivered electronically in MS Excel format. The covering email should contain a statement of certification of accuracy and should originate with the Contract Program Manager or other Contractor executive personnel. The author of the email shall be considered the signatory.
     (d) No later than the 15th of each month, the SOC will notify the Contract Program Manager, the author of the email covering the Monthly report (if different), the COTR and the Contracting Officer if the report is a) received after the first working day of the month, or b) contains errors in the listing. The notification will identify the reason for deficit in the report.
     (e) The first instance of either a) or b) above shall result in a Five Hundred Dollar ($500.00) penalty against the Contractor. The assessed penalty shall increase in Five Hundred Dollar ($500.00) increments for each subsequent Monthly report received either late or containing errors.
          3.4. Checkout Processing:
     (a) All contract employees no longer employed on the subject contract, or at the termination of the contract, are required to report to the SOC and complete the sign-out portion of the FCC A-600, Contract Personnel Record.
     (b) This process verifies the access badge has been returned to the SOC by the contract personnel.
     (c) If the checkout processing is not completed by the contract employee, the Contractor shall take action to ensure its accomplishment no later than thirty (30) calendar days after the employee’s departure from the FCC.
     (d) The Contractor shall be liable to the FCC for an administrative processing charge of $150.00 (One Hundred Fifty Dollars), for each of their employees who leaves their duty assignment at the Commission and fails to complete the checkout processing within thirty (30) calendar days of departure. Mellon Bank, N.A., handles collection and processing of all Commission administrative charges and should payment become necessary, the Contractor will be provided the appropriate directions for an EFT.
     (e) The Contractor shall be liable for any actual damages arising from a failure to ensure that the checkout processing occurs within the thirty (30) calendar days of the contract employee’s departure from the FCC.

FCC Computer System Application Access Assignment Form

Employees and contractors who are requesting application access must have this form completed and returned to the Application Owner. Access must be granted in accordance with FCC Instruction 1479.2 Computer Security Program Directive.

USER INFORMATION
(To be completed by Application Owner)

User Name (Print Last, First MI):	User Name ID:

Bureau/Office or Contract Name:	Date Access Required:

Major Application Access:	Access Level:

APPLICATION RULES OF BEHAVIOR ACKNOWLEDGEMENT
(To be completed by user and returned to Application Owner when Completed)

I have received a copy of the attached Application Rules of Behavior that provide information on Federal regulations, user responsibilities and the consequences of my actions, and computer security policies and procedures. I have read and will fully comply with the rules in their entirety. I recognize that it is my responsibility to ensure that I comply with the Federal computer security policies and procedures described in the FCC Computer Security Program Directive.

Printed Name:	Organization:

Signature:	Date:

ACCESS APPROVAL

I am aware that the following access has been granted to this userID:
☐ Privileged, Administrative Account. ☐ Non-Privileged, Non-Administrative User Account

Supervisor or COTR (Printed Name):
	Signature:	Date:

Application Security Custodian(Printed Name):	Signature:	Date:

Return this form to the Computer Security Officer, Room 1-A325
445 12th Street, S.W., Washington, DC 20554
Form A-200
Revised July 2002

APPLICATION RULES OF BEHAVIOR
Passwords:
☐ Passwords must be at least            characters long.
☐ Do not write down passwords.
☐ Do not share your passwords or accounts with others.
☐ Enable a password protective inactivity screensaver at your station.
☐ Passwords are to be changed every            days.
☐ Use paraphrases instead of dictionary words when creating passwords.
Electronic Data/Media and Paper:
☐ Do not post system sensitive material in areas subject to public traffic or viewing (offices next to windows on ground floors please take      special note).
☐ Do not transport system sensitive material in an unprotected manner.
☐ Lock down all sensitive unclassified material when leaving your work area.
☐ Protect sensitive unclassified information from alteration, disclosure or loss.
☐ Ensure all storage media are reformatted before they are removed for storage in a protected environment
☐ Ensure that appropriate warning labels are printed on each and every page of the sensitive documentation.
☐ Prevent dumpster diving—do not discard system sensitive materials or communications in public trash containers.
☐ Deleting a file does not remove its data from the media. Use utilities which delete with overwriting before releasing media for other      assignments or to ensure its destruction.
☐ Access only information for which you are authorized, “need to know/access.”
☐ Respect the copyright on the material you reproduce.
☐ Backup data files at frequent intervals.
☐ Respect and protect the privacy and confidentiality of records and privacy act information while in your custody.
Dial in Access:
☐ Dial in users must ensure that adequate safeguards are in place on the remote computer to ensure the security of the system to which      you are dialing in to.
☐ Lock your terminal or log off if you must leave the work area even briefly.
Laptops:
☐ Login IDs, passwords and /or sensitive information should not be saved on the hard drive. Use a diskette/CD to save information.
☐ Protect passwords and user ID’s from hacker, electronic eavesdroppers or shoulder surfers.
Internet Usage:
☐ Do not transmit sensitive information via the Internet
☐ Keep your anti-virus software current.
☐ Periodically virus scan your client.
☐ Virus scan all e-mail attachments.
☐ Do not open executable attachments.
General:
☐ Use FCC computing resources when accessing applications in a manner consistent with its intended purpose.
☐ Report sensitive circumstances to the help desk.
☐ Politely challenge unescorted visitors in your area (request identification and purpose).
☐ Be alert to the risk of theft, espionage and intrusion in the areas you work in and take appropriate countermeasures.
☐ Attend or participate in annual information security training.
☐ Report violations of security policies or procedures that come to your attention.
☐ Prevent social engineering–do not reset passwords for any person via telephone until the identity of the requestor has been confirmed      and verified.
☐ Do not divulge account access procedure to any unauthorized user.
☐ Users are not permitted to override technical and management controls.
Form A-200
Revised July 2002

FCC SECURITY OPERATIONS CENTER
CONTRACT PERSONNEL RECORD
(Please Read Instructions (P.2) Before Beginning)
SECTION A: TO BE COMPLETED BY CONTRACTOR’S PROJECT MANAGER

2. Contract Personnel Name	3. Position Title

4. Secret or Top Secret Security Clearance Required for Position (derived from SoW) Yes ☐ No ☐
5. Contractor Company Name	6. Sub-Contractor Company Name (If Any)

7. New Contract Personnel ☐ Replacement ☐ Reassigned ( ) ☐
8. If Replacement or Reassigned, Name of Person Who Vacated the Position [Reassignment may require new A-200]

SECTION B: TO BE COMPLETED BY CONTRACTING OFFICER OR COTR

9. New Statement of Work? Yes ☐ No ☐		10. Funding Source:

If YES, date copy submitted to SOC		☐ Auctions % OR ☐ Appropriated

11. Contract/Purchase Order Number(s)	12. Task Order Number		13. Date of Award

14. Task Description (Title of Contract or Statement of Work)

15. Description of Duties and Estimated Length of Employment

16. ADP/Computer Access? Yes ☐ No ☐		17. Date A-200 submitted to SOC
If Yes, a copy of the completed, signed FCC Form A-200 must be submitted to SOC.

Phone:

COTR Name (Print)	COTR Signature	COTR Bureau/Office	Date:

SECTION C: TO BE COMPLETED BY CONTRACTING PERSONNEL

18. I understand and certify that when my work on the above-referenced contract, or any subsequent FCC contract to which I am assigned, is finished, I shall return my security badge to the Security Operations Center.

FCC Location: (floor and nearest room #)
Name (Print)	Signature	Date

19.
In-Processing _________	______	Out-Processing _________

FCC A-600
April 2003

INSTRUCTIONS ON COMPLETING FCC Form A-600
THE FCC CONTRACT PERSONNEL RECORD
The FCC has developed this form, A-600, the FCC Contract Personnel Record, to document certain necessary risk and sensitivity information for the FCC, Security Operations Center (SOC).
The FCC Form A-600 has three sections; to be completed by the Contractor’s Program or Project Manager, the Contracting Officer and/or (COTR), and the Contract Personnel.
Sections A and B may be completed electronically then printed. Section C of the printed form must be completed by the individual contractor at the time of their SOC in-processing.
A: Program Manager:
2.	Contractor Name: This should be as it will appear on the ID badge

3. Position Title: Should be exact and include levels (i.e., I, II, Ill, IV), if applicable.
4.	Security Clearance Required for Position: This confirms that a Secret or Top Secret access level is required for the position duties. Most contractor positions do not require this access level.
5.	Contractor Company Name: Must be as it appears on the contract.

6.	Sub-Contractor Name: If any, listed here.
7.	New/Replacement/Reassigned: Check appropriate box, you must specify a date, if a reassignment.
B: Contracting Officer/COTR:
9.	New Statement of Work? If YES, a copy must be forwarded to the SOC, specify a date.

10.	Funding Source: Indicate percent funded by Auctions, if any.

11.	Contract/Purchase Order Number(s)

12.	Task Order Number

14.	Task Description: May be the title of the contract or statement of work.

15.	Description of Duties: This is very important. Please be brief and to the point.
16.	ADP/Computer Access: Contract Personnel must have completed FCC Form A-200 before they can be granted access to the FCC network. A copy of the completed A-200 must be submitted to the SOC, specify date. Their level of access will depend on the details of the task.
17.	To be completed by SOC.
C: Contractor Personnel:
18.	FCC Location: The physical location, if known, of the contractor personnel.
19.	Contractor Personnel Agreement to Submit to Out-Processing: Printed name and signature that the statement has been read. To be initialed and dated at the time of In- Processing.
The SOC will complete the remaining form in order to determine final placement. SOC will confer with the COTR and/or the Contractor’s Program/Project Manager for assistance in completing the FCC Contractor Position Designation Record Justification form.

FCC A-600
April 2003

PRIVACY ACT STATEMENT
The Federal Communications Commission (FCC or Commission) is authorized to request this information under 5 U.S.C. Sections 1302, 2951, 3301, 3372, 4118, 8347, and Executive Orders 9397, 9830, and 12107. This form is for contract personnel working for the Commission. If necessary, and usually in conjunction with another form or forms, this form may be used in conducting an investigation to determine your suitability or your ability to hold a security clearance, and it may be disclosed to authorized officials making similar, subsequent determinations.
ROUTINE USES: Any disclosure of this record or information in this record is in accordance with routine uses found in System of Records Notice OPM/GOVT-1, General Personnel Records. The Commission may disclose this information under the following circumstances:
(1)	To the appropriate Federal, State, or local agency responsible for responsible for investigating, prosecuting, enforcing, or implementing a statute, rule, regulation, or order, when the FCC becomes aware of an indication of a violation or potential violation of a civil or criminal law or regulation.
(2)	To disclose information to any source from which additional information is requested (to the extent necessary to identify the individual, inform the source of the purpose(s) of the request, and to identify the type of information requested), when necessary to obtain information relevant to an agency decision to hire or retain an employee, issue a security clearance, conduct a security or suitability investigation of an individual, classify jobs, let a contract, or issue a license, grant, or other benefits.
(3)	To disclose to a Federal agency in the executive, legislative, or judicial branch of government, in response to its request, or at the initiative of the FCC, information in connection with the hiring of an employee, the issuance of a security clearance, the conducting of a security or suitability investigation of an individual, the classifying of jobs, the letting of a contract, the issuance of a license, grant, or other benefits by the requesting agency, or the lawful statutory, administrative, or investigative purpose of the agency to the extent that the information is relevant and necessary to the requesting agency’s decision.
(4)	To provide information to a Congressional office from the record of an individual in response to an inquiry from that Congressional office made at the request of the individual.
(5)	To disclose to another Federal agency, to a court, or a party in litigation before a court or in an administrative proceeding being conducted by a Federal agency, when the Government is a party to the judicial or administrative proceeding.
(6)	To the Department of Justice, or in a proceeding before a court, adjudicative body, or other administrative body before which the Commission is authorized to appear when:
(a)	The Commission, or any component thereof; or

(b)	Any employee of the Commission in his or her official capacity; or

(c)	Any employee of the Commission in his or her individual capacity where the Department of Justice or the Commission has agreed to represent the employee; or

(d)	The United States, when the ‘Commission determines that litigation is likely to affect the FCC or any of its components, is a party to litigation, or has an interest in such litigation, and the use of such records by the Department of Justice or the FCC is deemed by the Commission to be relevant and necessary to the litigation provided, however, that in each case it has been determined that the disclosure is compatible with the purpose for which the records were collected.
(7)	By the FCC or by the Office of Personnel Management (OPM) to locate individuals for personnel research or survey response, and in the production of summary descriptive statistics and analytical studies in support of the function for which the records are collected and maintained, or for related workforce studies. When published statistics and studies do not contain individual identifiers, in some instances, the selection of elements of data included in the study may be structured in such a way as to make the data individually identifiable by inference.
(8)	To disclose, in response to a request for discovery or for appearance of a witness, information that is relevant to the subject matter involved in a pending judicial or administrative proceeding.

FCC A-600
April 2003

[The 4th page of the A-600 is left intentionally blank]

FCC A-600
April 2003

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	Page 1 of 2

2.	AMENDMENT/MODIFICATION NO.		3.	EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
	0009			07/09/2006

6.	ISSUED BY	CODE	00001		7. ADMINISTERED BY (If other than Item 6)	CODE
FCC /Contracts and Purchasing Center 445 12th St., SW, Washington, DC 20554

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code)			9A. AMENDMENT OF SOLICITATION NO.

Neustar, Inc.			9B. DATED (SEE ITEM 11)

46000 Center Oak Plaza		(X)	10A. MODIFICATION OF CONTRACT/ORDER
Sterling, VA 20166			NO. CON03000016

		(X)	10B. DATED (SEE ITEM 13)

CODE*	FACILITY CODE

                        11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ___copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) No Funding Information

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE

☐	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

☐	B.	THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☐	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

☒	D.	OTHER (Specify type of modification and authority) 43.103(a), Mutual Agreement; FAR 1.6, “Authority of Contracting Officer”

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to extend the current period of performance of Option Period 2 from 07/09/06 through 07/31/06. Associated Travel Costs for this extension shall not exceed $3,800.00.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A.	NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Wilma Mooney
Joseph F. Franlin SR. VP

15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B.	United States of America	16C. DATE SIGNED
/s/ Joseph F. Franlin	7/10/06	BY	/s/ Wilma S. Mooney	7/11/06

(Signature of person authorized to sign)			(Signature of Contracting Officer)

Line Item	Document Number	Title	Page
Summary	CON03000016/0009	NANP Administrator	2 of 2

Line Item		Delivery Date		Unit of
Number	Description	(Start date to End date)	Quantity	Issue	Unit Price	Total Cost

Questions may be addressed to Tony Wimbush @ anthony.wimbush@fcc.gov.

               No Changed Line Item Fields

Previous Total:
Modification Total:
Grand Total:

Exhibit 10.4.1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1.	CONTRACT ID CODE	Page 1 of 2

2.	AMENDMENT/MODIFICATION NO. 0010	3.	EFFECTIVE DATE 08/01/2006	4.	REQUISITION/PURCHASE REQ. NO.	5.	PROJECT NO. (If applicable)

6.	ISSUED BY	CODE	00001	7.	ADMINISTERED BY (If other than Item 6)	CODE

FCC/Contracts and Purchasing Center

445 12th St., SW,

Washington, DC 20554

8.	NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and Zip Code)		9A. AMENDMENT OF SOLICITATION NO.

Neustar, Inc.			9B. DATED (SEE ITEM 11)

46000 Center Oak Plaza Sterling, VA 20166		(X)	10A. MODIFICATION OF CONTRACT/ORDER NO. CON03000016

		(X)	10B. DATED (SEE ITEM 13)

CODE*	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:

(a) By completing Items 8 and 15, and returning ___copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.	ACCOUNTING AND APPROPRIATION DATA (If required)
No Funding Information

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE
☐	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

☐	B.	THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☐	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

☑	D.	OTHER (Specify type of modification and authority)
FAR 1.6, Authority of the Contracting Officer; FAR 43.103(a)(3), Mutual Agreement

E. IMPORTANT: Contractor ☐ is not, ☑ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to exercise Option Year 3. The Period of Performance is from 08/01/2006 through 07/08/2007. Option Period 3 pricing is in accordance with Contract Section B-Pricing as follows:
Option Year 3
CLIN	Description	Qty/Unit	Unit Price	Amount
0301	Automated System Support (operation & maintenance)	xxx	xxx	$144,235.00
0302	NANP Administration	xxx	xxx	$1,049,484.00
0303	Reporting	xxx	xxx	$150,696.00
0304	Travel, Not To Exceed Amount	xxx	xxx	$24,352.00
0305	Data Requirements (CDRLs)	xxx	xxx	$48,900.00
	Total — Option Year 3			$1,417,667.00

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A.	NAME AND TITLE OF SIGNER (Type or print)		16A.	NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
	Joseph F. Franlin - Sr. VP			Wilma Mooney

15B.	CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B.	United States of America	16C. DATE SIGNED
/s/ Joseph F. Franlin Sr. VP

	(Signature of person authorized to sign)	7/26/06	BY	/s/ Wilma Mooney	7/27/06

(Signature of Contracting Officer)

NSN 7540-01-152-8070 PREVIOUS EDITION UNUSABLE	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

Line Item	Document Number	Title	Page
Summary	CON03000016/0010	NANP Administrator	2 of 2

Line Item		Delivery Date		Unit of
Number	Description	(Start date to End date)	Quantity	Issue	Unit Price	Total Cost

Questions may be addressed to Tony Wimbush @ anthony.wimbush@fcc.gov.
     No Changed Line Item Fields
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